Lease - Summary of Future lease Payments under Operating Leases (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)
2021	¥ 7,074	$ 1,084
2022	6,463	990
2023	4,722	724
2024	1,994	306
Total future lease payments	20,253	3,104
Less: Imputed interest	1,420	218
Total lease liability balance	¥ 18,833	$ 2,886
Operating Lease, Liability, Statement of Financial Position [Extensible List]	Total lease liability balance	Total lease liability balance